TCW Funds, Inc.

This prospectus tells you about the Class N shares of one of the separate investment funds offered by TCW Funds, Inc., each of which has different investment objectives and policies. Please read this document carefully, and keep it for future reference.

TCW Global Equities Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

February 29, 2008

GENERAL FUND INFORMATION

Investment Objectives, Principal Strategies and Main Risks

TCW Funds, Inc.	Investment Objective	Principal Investment Strategies	Main Risks*
TCW Global Equities Fund	Long-term capital appreciation	Invests in equity securities of companies located in countries in the MSCI World Index.	Equity risk, foreign investing risk (including emerging market country risk), price volatility risk, liquidity risk, market risk and portfolio management risk.

*	Please refer to the Principal Risks and Risk Definitions section for more information on each of the risks listed.

Performance Summary

The barchart and table below show each Fund’s annual and after-tax returns and its long-term performance with respect to its Class I shares. The table compares the before and after tax returns of the Fund over time to that of a broad-based securities market index for the period of time the Fund has been registered with the Securities and Exchange Commission as an investment company under the Investment Company Act of 1940 (“1940 Act”). Both the barchart and table assume reinvestment of dividends and distributions.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Fund through a tax-deferred arrangement, such as an individual retirement account or a 401(k) plan. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

As with all mutual funds, past performance, both before and after taxes, is not a prediction of future results. The index performance does not reflect any deduction for fees and expenses.

Year by year total return (%)

as of December 31 each year

TCW Global Equities Fund

Best and worst quarterly performance during this period

Fund	Performance
— Global Equities Fund
Quarter ended December 31, 2003	19.61% (Best)
Quarter ended September 30, 2004	-5.75% (Worst)

	Average Annual Total Returns For the Periods ended December 31, 2007
	1 Year	5 Years	From Inception
Global Equities Fund
Return Before Taxes	5.31%	N/A	18.24%
Return After Taxes on Distributions	4.68%	N/A	18.09%
Return After Taxes on Distributions and Sale of Fund Shares	4.31%	N/A	16.14%

MSCI World (Net) Index	9.04%	N/A	18.01%

The MSCI World (Net) Index is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed stock markets of 23 countries throughout the world, including the United States, Europe, Canada, Australia, New Zealand and the Far East - comprising approximately 1,921 securities, with values expressed U.S. dollars.

Fund Expenses

As an investor, you pay certain fees and expenses in connection with the Funds, which are described in the table below. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Class I shares of the Funds have no sales charge (load) or Rule 12b-1 distribution fees. However, the TCW International Funds have a 2.00% short-term redemption/exchange fee on shares owned less than 90 days.

FEE TABLE

Global Equities
Shareholder Transaction Fees
1) Redemption Fees	2.00%
2) Exchange Fees	2.00%
3) Contingent Deferred Sales Load	None
4) Maximum Sales Charge (Load) on Reinvested Dividends	None
5) Sales Charges (Load) on Purchases	None
Annual Fund Operating Expenses
Management Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	5.10%
Total Annual Fund Operating Expenses	6.10%[1]

[1]

The Advisor paid the operating expenses of the Fund to reduce Annual Fund Operating Expenses to the extent necessary to limit the operating expenses to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. For the fiscal year ended October 31, 2007, the Fund’s Annual Operating Expenses were 1.57% as a result of the expense limitation.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.

	1 Year	3 Years	5 Years	10 Years
Global Equities	$607	$1,800	$2,967	$5,775

TCW Global Equities Fund

Investment Objectives/Approach

The Fund seeks long-term appreciation. To pursue this goal, it invests principally in the equity securities of companies in countries in the MSCI World Index. Countries in the MSCI World Index include Australia, Canada, Hong Kong, Japan, New Zealand, Singapore the United States and those located in Western Europe. At least 80% of the value of the Fund’s net assets (plus amounts borrowed for investment purposes) will be invested except when maintaining a temporary defensive position in the equity securities of companies in countries in the MSCI World Index, including common stocks; preferred stocks; rights or warrants to purchase common or preferred stock; American Depository Receipts (“ADRs”); Global Depository Receipts (“GDRs”); and securities convertible into common or preferred stocks. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign security. GDRs are receipts typically issued by a foreign bank or trust company which evidence ownership of the underlying foreign securities.

Concepts to understand

Capital appreciation is an investment objective of having the goal of selecting securities with the potential to rise in price rather than pay out income.

In managing the Fund’s investments, the Sub-Advisor utilizes active portfolio management combining quantitative and fundamental analysis. The Sub-Advisor also utilizes a “bottom-up” approach based on:

•	stock screening and ranking according to relativie value and sustainable growth criteria

•	a dynamic style rotation process

•	a fundamental comparative analysis

Typically, the Fund sells an individual security when there is a deterioration of the underlying fundamentals, the intermediate and long-term prospects for the company are poor, style weightings are rebalanced, the investment becomes fully valued or the Sub-Advisor determines to take advantage of a better investment opportunity.

The Fund may engage in frequent trading practices which may result in increased Fund transaction expenses and have tax consequences, such as net realized gains for investors.

Michel Menigoz is the Fund’s portfolio manager.

Main Risks

The Fund’s ability to achieve its investment objective will depend largely on the Advisor’s ability in selecting the appropriate mix of portfolio securities.

The primary risks affecting the Fund are:

•	foreign investing risk

•	equity risk

•	price volatility risk

•	liquidity risk

•	portfolio management risk

•	securities selection risk

•	market risk

•	securities lending risk

•	non-diversification risk

Please refer to the Principal Risks and Risk Definitions section for more information on each of the risks listed above.

Principal Risks and Risk Definitions

The Fund is affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Advisor makes with respect to the investments of the Fund will not accomplish what they were designed to achieve or that the investments will have disappointing performance. Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment may earn for you - and the more you can lose. Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up.

Your investment is not a bank deposit, and it is not insured or guranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person. You can lose money by investing in the Fund. When you sell your shares of the Fund, they could be worth more or less than what you paid for them.

Your investment in the Fund may be subject (in varying degrees) to the following risks discussed below. Each Fund may be more susceptible to some of the risks than others.

Price Volatility Risk

The value of the Fund’s investment portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. The Fund’s returns will vary and you can lose money.

Prices of most securities tend to be more volatile in the short-term. Therefore, if you trade frequently or redeem in the short-term, you are more likely to incur a loss than an investor who holds investments for the longer-term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio.

Equity Risk

Equity risk is the risk that stocks and other equity securities generally fluctuate more than bonds and can decline in value over short or extended periods. The value of stocks and other equity securities will be affected as a result of changes in a company’s financial condition and in overall market and economic conditions.

Liquidity Risk

The securities of foreign companies may have less “float” (the number of shares that normally trade) and less interest in the market and therefore are subject to liquidity risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that the Fund would like to sell. If that happens, the Fund may have to lower the selling price, sell other securities instead, or forgo an investment opportunity, any of which could have a negative effect on the Fund’s performance.

Investment Style Risk

The Fund may also be subject to investment style risk. The Advisor primarily uses a particular style or set of styles - “growth” or “value” styles - to select investments for the Fund. Those styles may be out of favor at times or may not produce the best results over short or longer time periods and may increase the volatility of a Fund’s share price.

Portfolio Management Risk

The Advisor’s judgments about the attractiveness, value and potential appreciation of particular companies’ stocks may prove to be incorrect and may not anticipate actual market movements or the impact of economic conditions generally. In fact, no matter how well the Advisor evaluates market conditions, the securities the Advisor chooses may fail to produce the intended result, and you could lose money on your investment in the Fund.

Securities Selection Risk

There is the possibility that the specific securities held in the Fund’s investment portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.

Market Risk

Various market risks can affect the price or liquidity of an issuer’s securities in which the Fund may invest. There is the possibility that the returns from the types of securities in which the Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

Foreign Investing Risk

Investments in foreign securities may involve greater risks than investing in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company.

As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Fund. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S. which could affect the liquidity of the Fund’s portfolio.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund may hold various foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates.

Securities Lending Risk

The Fund may lend portfolio securities with a value up to 25% of its total assets, including collateral received for securities lent. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, as with other extensions of credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Also, there is the risk that the value of the investment of the collateral could decline causing the Fund to lose money.

Non-Diversification Risk

The Fund is organized as a nondiversified fund under the 1940 Act and is not subject to the general limitation that it not invest more than 5% of its total assets in a particular issuer. Because a relatively higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

Management of the Funds

Investment Advisor

The Fund’s investment Advisor is TCW Investment Management Company and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of December 31, 2007, the Advisor and its affiliated companies, which provide a variety of trust, investment management and investment advisory services had approximately $150 billion under management or committed to management.

Portfolio Managers

Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of the Fund, including a summary of each person’s business experience during the past five years:

Portfolio Manager	Business Experience During Last Five Years*
Michel Menigoz	Head of Global Equities, Société Générale Asset Management S.A.

The Fund’s Statement of Additional Information provides additional information about the portfolio manager’s investment in the Fund, a description of their compensation structure and information about the accounts they manage.

*	Positions with the TCW Group, Inc. and its affiliates may have changed over time.

Advisory Agreement

The Fund and the Advisor have entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”), under the terms of which the Fund has employed the Advisor to manage the investment of their assets, to place orders for the purchase and sale of their portfolio securities, and to be responsible for overall management of the Fund’s business affairs, subject to control by the Board of Directors. Under the Advisory Agreement, the Fund pays to the Advisor as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

Fund	Annual Management Fee (As Percent of Average Net Asset Value)
Global Equities	0.75%

A discussion regarding the basis for the Board of Directors approval of the Advisory Agreement of the Fund is contained in the Fund’s annual report to shareholders for the twelve months ended October 31, 2007.

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under each respective agreement.

Payments by the Advisor

The Advisor pays certain costs of marketing the Fund from legitimate profits from its investment advisory fees and other resources available to it. The Advisor may also share with financial advisors certain marketing expenses or pay for the opportunity to distribute the Fund, sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs. The Advisor or its affiliates may pay amounts from their own resources to third parties, including brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing record keeping, subaccounting, transaction processing and other administrative services. These payments are in addition to any fees that may be paid by the Fund for these types of or other services.

The amount of these payments is determined from time to time by the Advisor and may differ among such financial intermediaries. Such payments may provide incentives for such parties to make shares of the Funds available to their customers, and may allow the Fund greater access to such parties and their customers than would be the case if no payments were paid. These payment arrangements will not, however, change the price an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Fund.

Multiple Class Structure

Certain of the TCW Funds offer three classes of shares: Class I shares, Class N (or Investor Class) shares and Class K (or Advisor Class) shares. The fund also offers the Class I shares by separate prospectuses. Shares of each class of a Fund represents an equal pro rata interest in that Fund and generally gives you the same voting, dividend, liquidation, and other rights. The Class I shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to fees imposed under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates the Fund’s distributor for distribution and related services at a rate of 0.25% of its average daily net assets attributable to its Class N shares. Because these fees are paid out its Class N assets on an on-going basis, over time, their fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Because the expenses of each class may differ, the performance of each class is expected to differ.

YOUR INVESTMENT

Buying shares

You pay no sales charges to invest in the Fund. Your price for Fund shares is the Fund’s net asset value per share (“NAV”) which is calculated as of the close of trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern time) every day the exchange is open. The NAV of the Fund is determined by adding the value of its securities, cash and other assets, subracting all expenses and liabilities, and then dividing by the total number of shares outstanding (assets—liabilities / # of shares = NAV). Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Orders received by the Fund’s transfer agent from dealers, brokers or other service providers (“financial intermediary”) after the NAV for the day is determined will receive that same day’s NAV if the orders were received by the financial intermediary from its customers prior to 4:00 p.m. (or the time trading closes on the NYSE, whichever is earlier). If you place an order for the purchase of shares through a financial intermediary, the purchase will be based on the NAV next determined, but only if the financial intermediary receives the order by the daily cut-off (usually 4:00 p.m. Eastern time on days the NYSE is open for trading). Your financial intermediary is responsible for transmitting such orders promptly. The Fund’s investments for which market quotations are readily available are valued based on market value. The Fund may use the fair value of a security as determined in accordance with procedures adopted by the Board of Directors if market quotations are unavailable or deemed unreliable or if events occurring after the close of a securities market and before the Fund values its assets would materially affect net asset value. Such situations are particulary relevant for funds that hold securities that trade primarily in overseas markets because of the time difference between when foreign markets close and when the fund calculates its net asset values, and are also relevent to the extent a fund holds securities of companies with relatively small capitalizations because the market prices of such securities may be less reliable and more volatile than securities of larger companies. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.

The Board of Directors has authorized the use of a research service to assist with the determination of the fair value of certain foreign securities. A research service may use statistical analyses and quantitative models to fair value as of the time the Fund calculates its net asset value, and there can be no assurance that markets will continue to behave in a fashion reflected in the models used by the service. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. The fair value assigned to a security may not represent the value that the Fund could obtain if it were to sell the security.

Each security that is owned by the Fund that is listed on a securities exchange is valued at its last sales price on that exchange on the date as of which assets are valued unless otherwise fair valued. Where a security is listed on more than one exchange, the Fund will use the price of that exchange that the Advisor generally considers to be the principal exchange on which the stock is traded. Securities listed on the NASDAQ Stock Market (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.

Minimums

	Initial	IRA	Additional
Global Equities Fund	$2,000	$500	$250

The Fund may accept investments of smaller amounts under circumstances deemed appropriate. The Fund reserves the right to change the minimum investment amounts without prior notice. All investments must be in U.S. dollars drawn on domestic banks. The Fund will not accept cash, money orders, checks drawn on banks outside the U.S., travelers checks, bank checks, drafts, cashiers’ checks in amounts less than $10,000 or credit card checks. Third-party checks, except those payable to an existing shareholder, will also not be accepted. In addition, the Fund will not accept post-dated checks, post-dated on-line bill checks or any conditional order or payment. If your check does not clear, you will be responsible for any loss the Fund incurs. You will also be charged $25 for every check returned unpaid.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you is that when you open an account, the Fund’s transfer agent will ask you for your name, address, date of birth, taxpayer identification number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. The transfer agent may also ask to see your driver’s license or other identification documents, and may consult third-party databases to help verify your identity. If the transfer agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the transfer agent reserves the right to close your account or take any other action it deems reasonable or required by law.

Automatic Investment Plan ($100 minimum)

Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account for investment into the Fund, on a monthly, bi-monthly, quarterly or semi-annual basis (if your AIP falls on a weekend or holiday, it will be processed on the following business day). In order to participate in the AIP, each purchase must be in the amount of $100 or more and your financial institution must be a member of the Automated Clearing House (“ACH”) network. If your financial institution rejects your payment, the Fund’s transfer agent will charge a $25 fee to your Fund account. To begin participating in the AIP, please complete the AIP section on the account application or call the Fund’s transfer agent at (800) 248-4486. Any request to change or terminate your AIP should be submitted to the transfer agent at least five business days prior to the effective date of the next transaction.

Selling shares

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund’s transfer agent or a dealer, broker or other service provider. However, the Fund is not intended to serve as a vehicle for frequent trading activity because such trading may disrupt management of the Fund, generate expenses and adversely affect performance. Accordingly, the Fund imposes a short-term redemption fee on shares owned less than 90 days equal to 2.00% of the value of the shares redeemed. This amount will be paid to the Fund, not to the Advisor. The redemption fee is designed to offset the costs associated with fluctuations in fund asset levels and cashflow caused by short-term trading. Shares held the longest will be redeemed first for purposes of calculating the redemption fee. This redemption fee does not apply to 401(k) or other group retirement accounts (although the redemption fee is applied to the Advisor’s retirement savings program), to certain asset allocation accounts (including mutual funds that invest in other mutual funds for asset allocation purposes, and not for short term trading), to certain omnibus accounts maintained by brokers and other financial institutions, to automatic investment programs such as dividend reinvestment, or to transactions pursuant to the Fund’s systematic investment or withdrawal program. The redemption fee will be waived in the event of death of a shareholder. Because, as described above, certain asset allocation programs, retirement programs and omnibus accounts may not be subject to the Fund’s redemption fee policy, shareholders trading through such accounts may redeem their shares more frequently than other shareholders, which could have an adverse impact on Fund performance.

Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days from the purchase date or until payment is collected, whichever is earlier.

Written sell order

Some circumstances require written sell orders, along with signature guarantees. These include:

•	amounts of $100,000 or more

•	amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

•	requests to send the proceeds to a payee, address or bank account different than what is on our records

A signature guarantee helps protect against fraud. You can obtain one from most banks, securities dealers, credit unions or savings associations but not from a notary public. Please call (800) 248-4486 to ensure that your signature guarantee will be processed correctly.

Exchange privilege

You can exchange from one Class N Fund into another. The Fund is not intended to serve as a vehicle for frequent trading because such trading may disrupt management of the Fund, generate expenses and adversely affect performance. Accordingly, the Fund has a short-term exchange fee on shares owned less than 90 days equal to 2.00% of the value of the shares exchanged. You must meet the investment minimum of the Fund you are exchanging into. The exchange fee does not apply to 401(k) or other group retirement accounts (although the exchange fee is applied to the Advisor’s retirement savings program), to certain omnibus accounts maintained by brokers and other financial institutions, and to certain asset allocation accounts (including mutual funds that invest in other mutual funds for asset allocation purposes, and not for short-term trading). You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). Because, as described above, certain asset allocation programs, retirement programs and omnibus accounts may, not be subject to the Fund’s exchange fee policy, shareholders trading through such accounts may exchange their shares more frequently than other shareholders, which could have an adverse impact on Fund performance.

Third party transactions

You may buy and redeem Fund shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of Fund shares are arranged and settlement is made at an investors election through a registered broker-dealer other than the Fund’s distributor, that broker-dealer may, at its discretion, charge a fee for that service.

Account statements

Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Household mailings

Each year you are automatically sent an updated prospectus and annual and semi-annual reports for the Funds. You may also receive proxy statements for a Fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

General policies

If your account falls below $2,000 as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days’ written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the transfer agent takes reasonable measures to verify the order. Reasonable measures include a requirement for a caller to provide certain personal identifying information.

A signature guarantee is required:

•	if ownership is changed on your account

•	when adding or changing telephone privileges on your account

•	when adding or changing automated bank instructions on your account

Large Redemption Amounts

The Fund also reserves the right to make a “redemption in kind”—payment in portfolio securities rather than cash—if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of the Fund’s assets).

Trading Limits

The Fund is not intended to serve as vehicles for frequent trading activity because such trading may disrupt management of the Fund. In addition, such trading activity can increase expenses as a result of increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Fund’s ability to provide maximum investment return to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Fund’s securities holdings may dilute the interests of the remaining shareholders. This in turn can have an adverse effect on the Fund’s performance.

Accordingly, the Board has adopted the following policies and procedures with respect to frequent purchases and redemptions of Fund shares by shareholders. The Fund reserves the right to refuse any purchase or exchange request that could adversely affect it or its operations, including those from any individual or group who, in the Fund’s view, is likely to engage in excessive trading. If a purchase or exchange order with respect to the Fund is rejected by the Fund, the potential investor wil not benefit from any subsequent increase in the net asset value of the Fund. Further, in order to prevent excessive trading activity, the Fund limits the number of “round trip” transactions that a shareholder may make. A shareholder makes a round trip by purchasing shares of a particular Fund (through either a purchase or exchange from another Fund) and subsequently selling shares of that Fund (through either a redemption or an exchange into another Fund). The Fund reserves the right to refuse any exchange into or purchase order for the Fund from any shareholder upon completion of four round trips with respect to the Fund in a calendar year. Shareholders who exceed these trading limits are permitted to redeem their shares. In addition, exchanges and redemptions out of the Fund are not permitted within a 15 day period from the last purchase or exchange into the Fund. Exceptions to these trading limits may only be made upon approval of the Advisor’s Vice President of Fund Operations, and such exceptions are reported to the Board of Directors on a quarterly basis.

These restrictions do not apply to the TCW Money Market Fund, certain asset allocation programs (including mutual funds that invest in other mutual funds for asset allocation purposes, and not for short-term trading), to omnibus accounts (except to the extent noted in the next paragraph) maintained by brokers and other financial intermediaries (including 401(k) or other group retirement accounts, although restrictions on Fund share transactions comparable to those set forth in the previous paragraph have been applied to the Advisor’s retirement savings program), and to involuntary transactions and automatic investment programs, such as dividend reinvestment, or transactions pursuant to the Funds’ systematic investment or withdrawal program.

In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. The Fund’s ability to impose restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity.

In addition, the Fund reserves the right to:

•	change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions, to the extent permitted under applicable SEC rules;

•	delay sending out redemption proceeds for up to seven days (generally only applies in cases of very large redemptions, excessive trading or during unusual market conditions).

TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT

In Writing

Complete the New Account Form. Mail your New Account Form and a check made payable to TCW Fund to:

Via Regular Mail
TCW Funds, Inc.	(Same, except that you should include the stub that is attached to your account statement that you receive after each transaction or a note specifying the Fund name, your account number, and the name(s) your account is registered in.)
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Via Express, Registered or Certified Mail
TCW Funds, Inc. c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

By Telephone

Please contact the Investor Relations Department at

(800) FUND TCW (386-3829) for a New Account Form. The transfer agent will not establish a new account funded by fed wire unless a completed application is received prior to its receipt of the fed wire.

Wire: Have your bank send your investment to:	Before sending your fed wire, please call the transfer agent to advise them of the wire. This will ensure prompt and accurate credit to your account upon receipt of the fed wire.
U.S. Bank, N.A.
777 E. Wisconsin Avenue
Milwaukee, WI 53202
ABA No. 075000022
Credit: U.S. Bancorp Fund Services LLC
Account No. 182380074993
Further Credit: TCW Fund
(Name on the Fund Account)
(Fund Account Number)

Via Exchange

Call the transfer agent at (800) 248-4486. The new account will have the same registration as the account from which you are exchanging.

If you need help completing the New Account Form, please call the transfer agent at (800) 248-4486.

TO SELL OR EXCHANGE SHARES
By Mail

Write a letter of instruction that includes:
your name(s) and signature(s) as they appear on the account form your account number the Fund name the dollar amount you want to sell or exchange how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see “Account Policies and Services—Selling Shares”).

Mail your letter of instruction to:

Via Regular Mail
TCW Funds, Inc. c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Via Express, Registered or Certified Mail
TCW Funds, Inc. c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

By Telephone

Be sure the Funds have your bank account information on file. Call the transfer agent at (800) 248-4486 to request your transaction. Proceeds will be sent electronically to your bank or a check will be sent to the address of record. Any undeliverable checks or checks that remain uncashed for six months will be cancelled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

Telephone redemption requests must be for a minimum of $1,000.

Systematic Withdrawal Plan: As another convenience, you may redeem shares through the systematic withdrawal plan. Call (800) 248-4486 to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Under the plan, you may choose to receive a specified dollar amount generated from the redemption of shares in your account on a monthly, quarterly or annual basis. In order to participate in the plan, your account balance must be at least $2,000 and there must be a minimum annual withdrawal of $500. If you elect this redemption method, the Funds will send a check to your address of record, or will send the payment via electronic funds transfer through the Automated Clearing House (ACH) network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be on file with the Fund. The plan may be terminated by the
Funds at any time.

You may elect to terminate your participation in the plan at any time by contracting the transfer agent sufficiently in advance of the next withdrawal date.

To reach the transfer agent, U.S. Bancorp Fund Services, LLC, call toll free in the U.S.

(800) 248-4486

Outside the U.S.

(414) 765-4124 (collect)

Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund class. Dividends from the net investment income of the Fund will be declared and paid annually. The Fund will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

Distributions of the Fund’s net investment income, (which include, but are not limited to, interest dividends and net short-term capital gains), if any, are generally taxable to the Fund’s shareholders as ordinary income. To the extent that a Fund’s ordinary income distributions consist of “qualified dividend” income, such income may be subject to tax at the reduced rate of tax applicable to non-corporate shareholders for net long-term capital gains, if certain holding period requirements have been satified by the Fund and the shareholders.

Distributions of net capital gains (net long-term capital gains less net short-term capital loss) are generally taxable as long-term capital gains regardless of the length of time a shareholder has owned shares of the Fund.

You will be taxed in the same manner whether you receive your distributions (whether of net investment income or capital gains) in cash or reinvest them in additional shares of the Fund.

Shareholders who sell or redeem shares generally will have a capital gain or loss from the sale or redemption. The amount of gain or loss and the applicable rate of tax will depend generally on the amount paid for the shares, the amount recived from the sale or redemption, and how long the shares were held by a shareholder.

Shareholders will be advised annually as to the federal tax status of distribtions made by the Fund for the preceding calendar year. Distributions by the Fund may also be subject to state and local taxes. Additional tax information may be found in the Statement of Additional Information (“SAI”). This section is not intended to be a full discussion of tax laws and the effect of such laws on you. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. Currently, disclosure of the Fund’s portfolio holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to shareholders and in the quarterly holdings report on Form N-Q. The SAI and Form N-Q are available, free of charge, on the EDGAR database on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. The SAI is also available by contacting the Funds at 1-800-FUND TCW (1-800-386-3829) and on the Funds’ website at www.tcw.com.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Global Equities Fund

	Year Ended October 31				February 1, 2003 (Commencement of Offering of Class N shares) through October 31, 2003
	2007	2006	2005	2004
Net Asset Value per Share, Beginning of Period	$13.81	$10.96	$9.44	$8.65	$6.56

Income from Investment Operations:
Net Investment Income [1]	0.12	— [2]	0.01	0.67	0.02
Net Realized and Unrealized Gain on Investments	1.86	2.85	1.51	0.12	2.07

Total from Investment Operations	1.98	2.85	1.52	0.79	2.09

Net Asset Value per Share, End of Period	$15.79	$13.81	$10.96	$9.44	$8.65

Total Return	14.41%	26.00%	16.10%	9.13%	31.86%[3]
Ratios/Supplemental Data
Net Assets, End of Period (in thousands)	$620	$8	$— [4]	$— [4]	$— [4]
Ratio of Expenses to Average Net Assets
Before Expense Reimbursement	6.10%	2,363.67%	1.84%	1,241.21%	7,514.10%[5]
After Expense Reimbursement	1.57%	1.51%	N/A	1.72%	1.74%[5]
Ratio of Net Investment Income to Average Net Assets	0.80%	0.02%	0.08%	7.10%	0.43%[5]
Portfolio Turnover Rate	178.65%	209.16%	114.71%	101.73%	92.92%

[1]	Computed using average shares outstanding throughout the period.

[2]	Amount rounds to less than $0.01.

[3]	For the period February 1, 2003 (Commencement of Offering of Class N Shares) through October 31, 2003 and not indicative of a full year’s operating results

[4]	Amount rounds to less than $1 (in thousands)

[5]	Annualized

[6]	Represents the Fund’s portfolio turnover for the year ended October 31, 2003

FOR MORE INFORMATION

For all shareholder account information such as transactions and account inquiries:

Call (800) 248-4486

For information regarding the TCW Funds, Inc.:

Call (800) FUND TCW (386-3829)

In writing:

TCW Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

On the Internet:

TCW FUNDS, INC.

www.tcw.com

You may visit the SEC’s website at http://www.sec.gov. to view text-only versions of Fund documents filed with the SEC. You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (phone 1-202-942-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0609 or by electronic request at the following e-mail address: www.publicinfo@sec.gov.

TCW Funds, Inc.

More information on the Fund is available free upon request by calling (800) FUND TCW
(386-3829) or on the Internet at www.tcw.com, including the following:

Annual / Semi-Annual Report

Additional information about the Fund’s investments is in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the Fund and its policies. A current SAI is on file with the
Securities and Exchange Commission (SEC) and is incorporated by reference and is legally considered part of this prospectus. The SAI can be reviewed and photocopied at the SEC’s
Public Reference Room in Washington, D.C.

SEC file number: 811-7170